UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 3, 2003

CAPITAL CORP OF THE WEST

(Exact Name of Registrant as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant’s telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired:  None

(b)  Pro Forma Financial Information:  None

(c)  Exhibits:   14.1 - Code of Ethics

ITEM 10.     AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

In November, 2003, Capital Corp of the West (Nasdaq: CCOW) established a new Code of Ethics for Directors, Senior Financial Officers, and Capital Corp of the West employees in response to the Sarbanes-Oxley Act of 2002. During November, 2003, the Board of Directors approved amendments to the Code of Ethics to strengthen and improve Capital Corp of the West’s corporate governance practices.  The amended Code of Ethics revises the list of persons to which the Code of Ethics is applicable and expands the restrictions pertaining to appropriate behavior for employees, officers and directors.  Included in the revisions is the addition of new provisions applicable to Senior Financial Officers.  The amended Code of Ethics also includes procedures by which an employee, officer or other interested party may communicate with non-management members of the Board of Directors.  Copies of the amended Code of Ethics are attached to this Form 8-K as Exhibits 14.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
(Registrant)

Dated: December 3, 2003	By	/s/ David A. Curtis
David A. Curtis
Vice President and Controller